Exhibit 10.4

CHINA MINING RESOURCES HOLDINGS LIMITED

Suite 3015, 30F

One International Finance Center

1 Harbor View Street

Central, Hong Kong

November 29, 2007

SSC Mandarin Financial Services Limited

Suite 3015, 30F

One International Finance Center

1 Harbor View Street

Central, Hong Kong

Ladies and Gentlemen:

                This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of China Mining Resources Holdings Limited (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), SSC Mandarin Financial Services Limited shall make available to the Company certain office space and administrative and support services as may be required by the Company from time to time, situated at Suite 3015, 30F, One International Finance Center, 1 Harbor View Street, Central, Hong Kong.  In exchange therefore, the Company shall pay SSC Mandarin Financial Services Limited the sum of US$10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date.  SSC Mandarin Financial Services Limited hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.  SSC Mandarin Financial Services Limited hereby further agrees that it will execute and deliver any such further waiver or agreement to evidence its agreement pursuant to the preceding sentence as may be contemplated by the underwriting agreement to be executed by the Company in connection with the IPO.

Very truly yours,

CHINA MINING RESOURCES HOLDINGS LIMITED

By:	/s/ Brandon Ho
	Name:	Brandon Ho
	Title:	Vice President of Finance

AGREED TO AND ACCEPTED BY:

SSC MANDARIN FINANCIAL SERVICES LIMITED

By:	/s/ Robin Lee
	Name:	Robin Lee
	Title:	Group Managing Director